                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL
                                      FOR
                 9 3/4% SERIES B SENIOR SECURED NOTES DUE 2008

                                      OF

                    B.F. SAUL REAL ESTATE INVESTMENT TRUST

                 PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
          ALL OF ITS OUTSTANDING 9 3/4% SENIOR SECURED NOTES DUE 2008

                                      FOR

                 9 3/4% SERIES B SENIOR SECURED NOTES DUE 2008
                 PURSUANT TO THE PROSPECTUS DATED      , 1998

--------------------------------------------------------------------------------
   THE EXCHANGE OFFER WILL EXPIRE AT    P.M., NEW YORK CITY TIME, ON
       ,     , 1998 UNLESS THE EXCHANGE OFFER IS EXTENDED (SUCH TIME AND
   DATE, AS SO EXTENDED, THE "EXPIRATION DATE"). TENDERS OF OLD NOTES
   MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

      The Exchange Agent and Information Agent for the Exchange Offer is:


                          For Information Telephone:


        By Mail:           By Facsimile Transmission     By Hand or Overnight
                       (for Eligible Institutions only):      Delivery:


                             Confirm by Telephone:



  Delivery of this Letter of Transmittal to an address, or transmission of instructions via telegram, telex or facsimile, other than as set forth above will not constitute a valid delivery.

  The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES PRIOR TO THE EXPIRATION DATE.

  By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated      , 1998, of B.F. Saul Real Estate Investment
Trust (the "Trust"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Trust's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 3/4% Series B Senior Secured Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 9 3/4% Senior Secured Notes due 2008 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

  This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-- Procedures for Tendering"; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

  The term "Holder" with respect to the Exchange Offer means (i) any person in whose name Old Notes are registered on the books of the Trust or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes.

  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

  The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery
may be directed to       , as Exchange Agent and Information Agent. See
Instruction 8 herein.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

  List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


-----------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF OLD NOTES
-----------------------------------------------------------------------------------------------------




                                                      CERTIFICATE NUMBER(S)*     AGGREGATE PRINCIPAL
NAME(S) AND ADDRESS(ES) OF HOLDER(S)                    (ATTACH SIGNED             AMOUNT TENDERED
     (PLEASE FILL IN, IF BLANK)                       LIST, IF NECESSARY)        (IF LESS THAN ALL)**
-----------------------------------------------------------------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
                                                      -----------------------------------------------
-----------------------------------------------------------------------------------------------------
   TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
-----------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Old
    Notes listed. See Instruction 2.
-----------------------------------------------------------------------------------------------------

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Check Box of Book-Entry Transfer Facility:
    [_] The Depository Trust Company
    [_] Midwest Securities Trust Company
    [_] Philadelphia Depository Trust Company

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

  If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COM-PLETE THE FOLLOWING:

  Name(s) of Holder(s) of Old Notes __________________________________________

  Window Ticket No. (if any) _________________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Eligible Institution that Guaranteed Delivery ______________________

  If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:
    [_] The Depository Trust Company
    [_] Midwest Securities Trust Company
    [_] Philadelphia Depository Trust Company

  Account Number (If Delivered by Book-Entry Transfer) _______________________

  Transaction Code Number (If Delivered by Book-Entry Transfer) ______________

  LADIES AND GENTLEMEN:

  Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Trust the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Trust) with respect to the tendered Old Notes, with full power of substitution, to (i) deliver certificates for such Old Notes to the Trust, or transfer ownership of such Old Notes on the account books maintained by a Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust and (ii) present such Old Notes for transfer on the books of the Trust and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that it has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Trust will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Trust. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Trust to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

  The undersigned acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission issued to third parties that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Notes directly from the Trust for resale pursuant to Rule 144A or other available exemption under the Securities Act or
(ii) a person that is an "affiliate" of the Trust within the meaning of Rule 405 under the Securities Act), except in the circumstances referred to in the last sentence of this paragraph, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not participating, does not intend to participate and has no arrangement or understanding with any person to participate in the distribution of such New Notes. The undersigned hereby represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving the New Notes, whether or not such person is the Holder, (ii) neither the Holder nor any such person is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such New Notes and (iii) neither the Holder nor any such person is an "affiliate" of the Trust within the meaning of Rule 405 under the Securities Act or, if the Holder or such person is an affiliate, that such Holder or person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that the person receiving the New Notes, whether or not such person is the Holder, is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  For purposes of the Exchange Offer, the Trust shall be deemed to have accepted validly tendered Old Notes when, as and if the Trust has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such Old Notes not accepted shall be returned (except as noted below with respect to tenders through a Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

  The undersigned understands that tenders of Old Notes pursuant to the procedures described in the Prospectus under "The Exchange Offer" and in the instructions hereto shall constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of the Old Notes tendered by book-entry transfer, please credit the account maintained at the Book-Entry Transfer Facility indicated herein). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made by book-entry transfer. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged in the name(s) of, and send such certificates to, the person(s) so indicated. The undersigned recognizes that the Trust has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the Old Notes so tendered.


-------------------------------------------------------------------------------

                               PLEASE SIGN HERE

 (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS OF WHETHER
              OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

   This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in a Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Old Notes or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his full title below under "Capacity" and submit evidence satisfactory to the Trust of such person's authority to so act. See Instruction 3 herein.

 x ______________________________    Date: ________________

 x ______________________________    Date: ________________
      Signature(s)
      of Holder(s)
      or Authorized
        Signatory

 Name(s) ________________________    Address: ________________________________

    ___________________________          _____________________________________
          (Please Print)                         (Including Zip Code)

 Capacity _______________________    Area Code and Telephone No.: ____________

 Social Security No.:____________

                SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
       CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


 ------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)
 ------------------------------------------------------------------------------
              (Address (including zip code) and Telephone Number
                       (including area code) of Firm))

 ------------------------------------------------------------------------------
                            (Authorized Signature)
 ------------------------------------------------------------------------------
                                (Printed Name)
 ------------------------------------------------------------------------------
                                    (Title)

 Date: _______________


-------------------------------------------------------------------------------

-------------------------------------   ----------------------------------------
   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTION 4 HEREIN)                (SEE INSTRUCTION 4 HEREIN)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Old Notes in a princi-          cates for Old Notes in a princi-
 pal amount not tendered or not            pal amount not tendered or not
 exchanged are to be issued in the         exchanged or the New Notes issued
 name of, or the New Notes issued          pursuant to the Exchange Offer
 pursuant to the Exchange Offer            are to be sent to someone other
 are to be issued to the order of,         than the person or persons whose
 someone other than the person or          signature(s) appear(s) within
 persons whose signature(s) ap-            this Letter of Transmittal or to
 pear(s) within this Letter of             an address different from that
 Transmittal or sent to an address         shown in the box entitled "De-
 different from that shown in the          scription of Old Notes" within
 box entitled "Description of Old          this Letter of Transmittal.
 Notes" within this Letter of
 Transmittal, or if Old Notes ten-
 dered by book-entry transfer that
 are not accepted are to be cred-
 ited to an account maintained at
 a Book-Entry Transfer Facility.

 Name: ____________________________        Name: ____________________________
           (PLEASE PRINT)                            (PLEASE PRINT)

 Address: _________________________        Address: _________________________
           (PLEASE PRINT)                            (PLEASE PRINT)

 __________________________________        ___________________________________
                           ZIP CODE                                   ZIP CODE

 __________________________________        __________________________________
 TAXPAYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER

-------------------------------------   ----------------------------------------

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The certificates for the tendered Old Notes (or a confirmation of a book-entry delivery of Old Notes into the Exchange Agent's account at the applicable Book-Entry Transfer Facility), as well as properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

  THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE TRUST.

  Holders who wish to tender their Old Notes must follow the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-- Guaranteed Delivery Procedures" if (i) certificates representing the Old Notes to be tendered are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Old Notes in proper form for transfer (or confirmation of book-entry delivery of Old Notes into the Exchange Agent's account at the applicable Book-Entry Transfer Facility) and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), together with the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry delivery of Old Notes into the Exchange Agent's account at the applicable Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five business days after the Expiration Date. Any Holder of Old Notes who wishes to tender such Holder's Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the tendered Old Notes will be determined in the sole discretion of the Trust, whose determination will be final and binding. The Trust reserves the absolute right in its sole discretion to reject any and all Old Notes not properly tendered or any Old Notes the Trust's acceptance of which would, in the opinion of counsel for the Trust, be unlawful. The Trust also reserves the absolute right in its sole discretion to waive any of the conditions of the Exchange Offer or any defect or irregularity in any tender with respect to particular Old Notes. The Trust's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Trust shall determine. None of the Trust, the Exchange Agent or any other person shall be under any duty to give notification of any defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. PARTIAL TENDERS. Tenders of Old Notes will be accepted in denominations of $1,000 and integral multiples thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through a Book-Entry Transfer Facility, promptly after the Old Notes are accepted for exchange.

  3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registrant Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement of any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

  If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Trust, evidence satisfactory to the Trust of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box(es) in this Letter of Transmittal, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. Holders tendering by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at a Book-Entry Transfer Facility as any such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned by crediting the account at a Book-Entry Transfer Facility designated above. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Such named person may be required to furnish Norwest Bank Minnesota, National Association, the Trustee under the Indenture pursuant to which the Old Notes were, and the New Notes will be, issued, with a completed Internal Revenue Service Form W-9 certifying as to such person's taxpayer identification or social security number and certain other matters prior to receipt of payments of interest or principal on the applicable Notes.

  5. TRANSFER TAXES. Except as set forth in this Instruction 5, the Trust will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other that the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  6. WAIVER OF CONDITIONS. The Trust reserves the absolute right in its sole discretion to waive any of the specified conditions in the Exchange Offer, in whole or in part.

  7. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose certificates representing Old Notes have been mutilated, lost, stolen or destroyed should promptly notify Norwest Bank Minnesota, National Association, the Trustee under the Indenture pursuant to which the Old Notes were issued, at telephone number (612) 667-5786. The Holder will then be instructed as to the procedure to be followed in order to replace such certificates. This Letter of Transmittal and related documents cannot be processed until procedures for replacing such certificates have been followed.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter
of Transmittal may be directed to       , as Exchange Agent and Information
Agent, at the address and telephone specified herein and in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

      The Exchange Agent and Information Agent for the Exchange Offer is:

                          For Information Telephone:

        By Mail:           By Facsimile Transmission     By Hand or Overnight
                       (for Eligible Institutions only):      Delivery:


                             Confirm by Telephone: